Exhibit 10.1                                                 As Executed


                                SERVICE AGREEMENT
                           (Public Utility Companies)


             This Service Agreement is made and entered into as of the 22nd day of May, 1998 by and among WISCONSIN POWER & LIGHT COMPANY, SOUTH BELOIT WATER, GAS AND ELECTRIC COMPANY, IES UTILITIES INC. and INTERSTATE POWER COMPANY (individually, a "Client Company" and collectively, the "Client Companies"), and ALLIANT SERVICES COMPANY (the "Service Company"), a service company subsidiary of Interstate Energy Corporation.

                                   WITNESSETH

             WHEREAS, the Securities and Exchange Commission (hereinafter referred to as the "SEC") has approved and authorized as meeting the requirements of Section 13(b) of the Public Utility Holding Company Act of 1935 (hereinafter referred to as the "Act"), the organization and conduct of the business of the Service Company in accordance herewith, as a wholly owned subsidiary service company of Interstate Energy Corporation; and

             WHEREAS, the Service Company and the Client Companies desire to enter into this Service Agreement whereby the Service Company agrees to provide and the Client Companies agree to accept and pay for various services as provided herein at cost, determined in accordance with applicable rules and regulations under the Act, which require the Service Company to fairly and equitably allocate costs among all associate companies to which it renders services, including the Client Companies and other associate companies which are not a party to this Service Agreement; and

             WHEREAS, any services provided to an associate company that qualifies as a foreign utility company ("FUCO") under section 33 of the Act will be charged at not less than the cost of providing such services such that there will be no subsidization of the FUCO associate company through the Service Company by the Client Companies; and

             WHEREAS, economies and efficiencies benefiting the Client Companies will result from the performance by Service Company of services as herein provided;

             NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties to this Service Agreement covenant and agree as follows:

                              ARTICLE I - SERVICES

             Section 1.1 The Service Company shall furnish to the Client Companies, upon the terms and conditions hereinafter set forth, such of the services described in Appendix A hereto, at such times, for such periods and in such manner as the Client Companies may from time to time request and which the Service Company concludes it is able to perform.
   The Service Company shall also provide each Client Company with such special services, in addition to those services described in Appendix A hereto, as may be requested by such Client Company and which the Service Company concludes it is able to perform. In supplying such services, the Service Company may arrange, where it deems appropriate, for the services of such experts, consultants, advisers and other persons with necessary qualifications as are required for or pertinent to the performance of such services.

             Section 1.2 Each Client Company shall take from the Service Company such of the services described in Section 1.1, and such additional general or special services, whether or not now contemplated, as are requested from time to time by such Client Company and which the Service Company concludes it is able to perform.

             Section 1.3 The services described herein shall be directly assigned or allocated by activity, project, program, work order or other appropriate basis. A Client Company shall have the right from time to time to amend, alter or rescind any activity, project, program or work order provided that (i) any such amendment or alteration which results in a material change in the scope of the services to be performed or equipment to be provided is agreed to by the Services Company, (ii) the cost for the services covered by the activity, project, program or work order shall include any expense incurred by the Service Company as a direct result of such amendment, alteration or rescission of the activity, project, program or work order, and (iii) no amendment, alteration or rescission of an activity, project, program or work order shall release a Client Company from liability for all costs already incurred by or contracted for by the Service Company pursuant to the activity, project, program or work order, regardless of whether the services associated with such costs have been completed.

             Section 1.4 A Client Company shall have the right to purchase the services described in Appendix A from a company other than the Service Company (a "Non-Service Company") if a Non-Service Company offers fully comparable quality services at a price that is lower than the price charged by the Service Company.

                            ARTICLE II - COMPENSATION

             Section 2.1 As compensation for the services to be rendered hereunder, each Client Company shall pay to the Service Company all costs which reasonably can be identified and related to particular services performed by the Service Company for or on behalf of such Client Company. Where more than one Client Company is involved in or has received benefits from a service performed, the costs of such service will be directly assigned or allocated, as set forth in Appendix A hereto, between or among such Client Companies on a basis reasonably related to the service performed to the extent reasonably practicable.

             Section 2.2 It is the intent of this Agreement that charges for services shall be distributed among the Client Companies, to the extent possible, based upon direct assignment. The amounts remaining after direct assignment shall be allocated among the Client Companies (and other affiliate companies of Interstate Energy Corporation for which services are rendered by the Service Company, where applicable) using the method identified in Appendix A. The method of assignment or allocation of costs shall be subject to review annually, or more frequently if appropriate. Such method of assignment or allocation of costs may be modified or changed by the Service Company without the necessity of an amendment to this Service Agreement; provided that, in each instance, all services rendered hereunder shall be at actual cost thereof, fairly and equitably assigned or allocated, all in accordance with the requirements of the Act and any orders promulgated thereunder. The Service Company shall review with the Client Companies any proposed material change in the method of assignment or allocation of costs hereunder and the parties must both agree to any such changes before they are implemented. In addition, no such agreed upon material change shall be made unless and until the Service Company shall have first given written notice to the Illinois Commerce Commission, the Minnesota Public Utilities Commission, the Public Service Commission of Wisconsin, the Iowa Utilities Board (collectively, the "State Commissions") and the SEC not less than 60 days prior to the proposed effective date thereof.

             Section 2.3 The Service Company shall render a monthly bill to each Client Company which shall reflect the billing information necessary to identify the costs charged for the preceding month.

             Section 2.4 It is the intent of this Service Agreement that the payment for services rendered by the Service Company to the Client Companies under this Service Agreement shall cover all the costs of its doing business (less the cost of services provided to affiliated companies not a party to this Service Agreement and to other non-affiliated companies, and credits for miscellaneous income items), including, but not limited to, salaries and wages, office supplies and expenses, outside services employed, property insurance, injuries and damages, employee pensions and benefits, miscellaneous general expenses, rents, maintenance of structures and equipment, depreciation and amortization, and compensation for use of capital as permitted by Rule 91 of the SEC under the Act.

                               ARTICLE III - TERM

             Section 3.1 This Service Agreement shall become effective on the date hereof, subject to the receipt of required regulatory approvals, and shall continue in force with respect to a Client Company until terminated by the Service Company with respect to such Client Company, or until terminated by unanimous agreement of all Client Companies, in each case upon not less than one year's prior written notice to all other parties unless otherwise mutually agreed. This Service Agreement may also be subject to termination or modification at any time, without notice, if and to the extent performance under this Service Agreement may conflict with the Act or with any rule, regulation or order of the SEC adopted before or after the date of this Service Agreement.

                           ARTICLE IV - MISCELLANEOUS

             Section 4.1 All accounts and records of the Service Company shall be kept in accordance with the General Rules and Regulations promulgated by the SEC pursuant to the Act, in particular, the Uniform System of Accounts for Mutual Service Companies and Subsidiary Services Companies in effect from and after the date hereof.

             Section 4.2 Each Client Company shall cause each of its direct or indirect domestic utility subsidiaries which may come into existence after the effective date of this Service Agreement to become an additional Client Company (collectively, the "New Client Companies") subject to this Service Agreement. In addition, the parties hereto shall make such changes in the scope and character of the services to be rendered and the method of assigning or allocating costs of such services among the Client Companies and the New Client Companies under this Service Agreement as may become necessary or appropriate.

             Section 4.3 The Service Company shall permit each Client Company's state regulatory commission, and others as required under applicable rule or regulation, such reasonable access to its accounts and records, including the basis and computation of allocations, as shall be necessary for such persons to review such Client Company's operating results.

             Section 4.4 This Service Agreement shall be governed by and construed in accordance with the internal laws of the State of Wisconsin, may be executed in any number of counterparts with the same effect as if the signatures thereto and hereto were on the same instrument, and may not be amended except by written instrument executed by all parties hereto.


                             ARTICLE V - AMENDMENTS

             Section 5.1. Prior to filing any amendment to this Service Agreement with the SEC, the parties will file with the applicable State Commissions, as provided by law or stipulation, a copy of such amendment. In the event that a State Commission, within forty-five days of filing with such State Commission, does not object to an amendment, or issue a letter requiring that the amendment be held in abeyance until such State Commission completes its review, the parties may file the proposed amendment with the SEC.

             Section 5.2. In the event that an amendment is finally rejected or disapproved or found to be unreasonable by one or more of the State Commissions prior to filing with the SEC, the amendment will not become effective and the parties will not request SEC approval of the amendment.

             Section 5.3. In the event that an amendment is rejected or disapproved or found to be unreasonable by one or more of the State Commissions after it has been filed with the SEC but before it as been approved by the SEC, the amendment will be terminated and the parties agree to request withdrawal of the filing.

             Section 5.4. In the event that an amendment is rejected, disapproved or found to be unreasonable by one or more of the State Commissions before it has been approved by the SEC, the parties shall have the right to request further revisions of the amendment in order to cure or remove the cause of the State Commission's rejection, disapproval or finding of unreasonableness. Upon request by a party, the other parties agree promptly to negotiate in good faith to revise the amendment, and thereafter to file for any necessary regulatory authorization of the renegotiated amendment. If the parties are unable to reach agreement satisfactory to each of them and to each affected State Commission after good faith negotiations, then Section 5.2 or 5.3 above, as applicable, will apply.

             Section 5.5. In the event that all the State Commissions have previously approved an amendment prior to SEC approval, Section 5.6 below shall not apply.

             Section 5.6. In the event that an amendment has become effective and is subsequently rejected, disapproved or found to be unreasonable by one or more of the State Commissions, the parties will make a good faith effort to terminate, amend or modify the amendment in a manner which remedies the State Commission's adverse findings without adverse impact on any of the parties. The parties will request to meet with representatives of the State Commissions and make a good faith attempt to resolve any differences in the affected states regarding the subject amendment. If agreement can be reached to terminate, amend or modify the amendment in a manner satisfactory to the contracting parties and to the representatives of each State Commission, the parties shall file such amended contract with the appropriate state and federal regulatory agencies, seeking all necessary regulatory authorizations. If the parties are unable to reach agreement satisfactory to each of them and to each affected State Commission, after good faith negotiations, then they shall be under no obligation to further amend the amendment.

             IN WITNESS WHEREOF, the parties hereto have caused this Service Agreement to be executed as of the date and year first above written.

                                 ALLIANT SERVICES COMPANY


                                 By:___________________________
                                    Title:

                                 WISCONSIN POWER & LIGHT COMPANY


                                 By:___________________________
                                    Title:

                                 SOUTH BELOIT WATER, GAS AND ELECTRIC COMPANY


                                 By:___________________________
                                    Title:

                                 INTERSTATE POWER COMPANY


                                 By:___________________________
                                    Title:

                                 IES UTILITIES INC.


                                 By:___________________________
                                    Title:

                                   Appendix A

                    Description of Services and Determination
                             of Charges for Services

   I. The Service Company will maintain an accounting system for accumulating all costs on an activity, project, program, work order, or other appropriate basis. To the extent practicable, time records of hours worked by Service Company employees will be kept by activity, project, program or work order. Charges for salaries will be determined from such time records and will be computed on the basis of employees, effective hourly rates, including the cost of fringe benefits and payroll taxes. Records of employee-related expenses and other costs will be maintained for each functional group within the Service Company (hereinafter referred to as "Function"). Where identifiable to a particular activity, project, program or work order, such costs will be directly assigned to such activity, project, program or work order. Any costs not directly assigned by the Service Company will be allocated monthly in accordance with this Appendix A.

        The Service Company will develop and maintain written guidelines to govern the methods and procedures for charging and allocating costs among the affiliated companies of the Service Company and among Functions within the Service Company. The Service Company will subject the affiliate transactions to internal auditing procedures on a periodic basis for compliance with the Service Agreement, written guidelines and orders and rules of regulatory agencies.

   II. Service Company costs accumulated for each activity, project, program or work order will be directly assigned where possible. The amounts that cannot be directly assigned shall be allocated to the Client Companies or other Functions within the Service Company as described in this Appendix A. To the extent possible, such allocations shall be based on cost-causal relationships. The overall process of determining responsibility for Service Company costs shall be as follows:

        1. Direct assignment. Costs accumulated in an activity, project, program, or work order for services performed specifically for a single Client Company or Function will be directly assigned and charged to such Client Company or Function.

        2. Allocation based on cost-causal relationship. Costs accumulated in an activity, project, program or work order for services performed specifically for two or more (but not all) Client Companies or Functions and which cannot be directly assigned will be allocated among and charged to such Client Companies or Functions by application of one or more of the allocation ratios described in paragraphs III and IV of this Appendix A; provided that the denominator used in determining each such ratio shall include only the Client Companies or Functions for which the services are specifically performed.

        3. Allocation for services of a general nature. Costs accumulated in an activity, project, program, or work order for services of a general nature which are applicable to all Client Companies or Functions or to a class or classes of Client Companies or Functions will be allocated among and charged to such Client Companies or Functions by application of one or more of the allocation ratios described in paragraphs III and IV of this Appendix A.

   III. The following ratios will be applied, as specified in paragraph IV of this Appendix A, to allocate costs (a) for services of a general nature and (b) subject to modification of the denominator as described in paragraph II, number 2 above, for services performed specifically for two or more (but not all) Client Companies or Functions. These ratios will be determined annually, or at such other time as may be required due to a significant change.

        1.   Units Sold or Transported Ratio

             A ratio, based on appropriate Client Company electric, gas, steam or water units of sale and/or transport, excluding intra-system sales, for the immediately preceding twelve consecutive calendar months, the numerator of which is for a Client Company and the denominator of which is for all Client Companies (and Interstate Energy Corporation's non-utility and foreign utility company affiliates for which the Service Company provides energy-related services, where applicable). The product-specific units of sales are domestic kilowatt-hour electric sales, dekatherms of gas sold or transported, units of water, or units of steam. A separate ratio will be calculated and used for each utility type (electric, gas, water and steam).

        2.   Electric Peak Load Ratio

             A ratio, based on the sum of the monthly domestic firm electric maximum system demands, including or excluding interruptible loads, as appropriate, for the immediately preceding twelve consecutive calendar months, the numerator of which is for a Client Company and the denominator of which is for all Client Companies.

        3.   Number of Customers Ratio

             A ratio, based on the sum of the firm domestic electric customers (and/or gas customers, where applicable) at the end of each month for the immediately preceding twelve consecutive calendar months, the numerator of which is for a Client Company and the denominator of which is for all Client Companies.

        4.   Number of Employees Ratio

             A ratio, based on the sum of the number of employees at the end of each month for the immediately preceding twelve consecutive calendar months, the numerator of which is for a Client Company or Service Company Function and the denominator of which is for all Client Companies (and Interstate Energy Corporation's non-utility and non-domestic utility affiliates for which the Service Company provides services, where applicable) and/or the Service Company.

        5.   Construction Expenditures Ratio

             A ratio, based on construction expenditures for the immediately preceding twelve consecutive calendar months, the numerator of which is for a Client Company and the denominator of which is for all Client Companies. To the extent possible, costs will be segregated by utility type (i.e., electric, gas, water, steam etc.) as well as by function (i.e., production, transmission, distribution and general). If any remaining construction-related costs are common to all utility types, such common costs will be allocated between utility types and functions based on the total of all construction expenditures.

        6.   Circuit Miles of Electric Distribution Lines Ratio

             A ratio, based on installed circuit miles of domestic electric distribution lines at the end of the immediately preceding calendar year, the numerator of which is for a Client Company and the denominator of which is for all Client Companies.

        7.   Number of Meters Ratio

             A ratio, based on the sum of the number of installed electric meters (and/or gas, water or steam meters, where applicable) at the end of each month for the immediately preceding twelve consecutive calendar months, the numerator of which is for a Client Company and the denominator of which is for all Client Companies. A separate ratio will be calculated and used for each utility type (i.e. electric, gas, water, steam etc.).

        8.   Total Assets Ratio

             A ratio, based on the sum of the total assets at the end of each month for the immediately preceding twelve consecutive calendar months, the numerator of which is for a Client Company and the denominator of which is for all Client Companies (and Interstate Energy Corporation's non-utility and non-domestic utility affiliates for which the Service Company provides services, where applicable).

        9.   Circuit Miles of Electric Transmission Lines Ratio

             A ratio, based on installed circuit miles of electric transmission lines at the end of the immediately preceding calendar year, the numerator of which is for a Client Company and the denominator of which is for all Client Companies.

        10.  Number of Central Processing Unit Seconds Ratio

             A ratio, based on the number of central processing unit seconds expended to execute mainframe computer software applications for the immediately preceding twelve consecutive calendar months, the numerator of which is for a Client Company or Service Company Function, and the denominator of which is for all Client Companies (and Interstate Energy Corporation's non-utility and non-domestic utility affiliates, where applicable) and/or the Service Company.

        11.  Gross Plant Ratio

             A ratio, based on the sum of direct plant at the end of each month for the immediately preceding twelve consecutive calendar months, the numerator of which is for a Client Company and the denominator of which is for all Client Companies (and Interstate Energy Corporation's non-utility and non-domestic utility affiliates, where applicable).

        12.  Materials, Supplies and Services Ratio

             A ratio, based on the sum of materials, supplies and services, either issued from inventory or directly purchased, for the immediately preceding twelve consecutive calendar months, the numerator of which is for a Client Company or Function and the denominator of which is for all Client Companies (and Interstate Energy Corporation's non-utility and non-domestic utility affiliates for which the Service Company provides services, where applicable) and/or the Service Company.

        13.  Tons of Coal Burned Ratio

             A ratio, based on the tons of coal burned for the immediately preceding twelve consecutive calendar months, the numerator of which is for a Client Company and the denominator of which is for all Client Companies.

        14.  Gallons of Oil Burned Ratio

             A ratio, based on the gallons of oil burned for the immediately preceding twelve consecutive calendar months, the numerator of which is for a Client Company and the denominator of which is for all Client Companies.

        15.  Dekatherms of Gas Ratio

             A ratio, based on the dekatherms of gas purchased for the immediately preceding twelve consecutive calendar months, the numerator of which is for a Client Company and the denominator of which is for all Client Companies.

        16.  MCF Peak Load Ratio

             A ratio, based on the sum of the monthly gas maximum system demands, including or excluding interruptible loads, as appropriate, for the immediately preceding twelve consecutive calendar months, the numerator of which is for a Client Company and the denominator of which is for all Client Companies.

        17.  Feet of Gas Line Ratio

             A ratio, based on installed footage of gas lines at the end of the immediately preceding calendar year, the numerator of which is for a Client Company and the denominator of which is for all Client Companies.

        18.  Feet of Steam Distribution Lines Ratio

             A ratio, based on installed footage of steam lines at the end of the immediately preceding calendar year, the numerator of which is for a Client Company and the denominator of which is for all Client Companies.

        19.  Steam Peak Load Ratio

             A ratio, based on the sum of the monthly steam maximum system demands, including or excluding interruptible loads, as appropriate, for the immediately preceding twelve consecutive calendar months, the numerator of which is for a Client Company and the denominator of which is for all Client Companies.

        20.  Feet of Water Distribution Lines Ratio

             A ratio, based on installed footage of water lines at the end of the immediately preceding calendar year, the numerator of which is for a Client Company and the denominator of which is for all Client Companies.

        21.  Water Peak Load Ratio

             A ratio, based on the sum of the monthly water maximum system demands, including or excluding interruptible loads, as appropriate, for the immediately preceding twelve consecutive calendar months, the numerator of which is for a Client Company and the denominator of which is for all Client Companies.

        22.  Number of Bills Ratio

             A ratio, based on the sum of the number of monthly bills issued, for the immediately preceding twelve calendar months, the numerator of which is for a Client Company and the denominator of which is for all Client Companies.

        23.  General Ratio

             A ratio, based on the sum of all Service Company expenses directly assigned or allocated, based on allocators other than this "General Ratio," to Client Companies (excluding fuel, gas, purchased power and the cost of goods sold) for the immediately preceding twelve consecutive calendar months, the numerator of which is for a Client Company or Function and the denominator of which is for all Client Companies (and Interstate Energy Corporation's non-utility and non-domestic utility affiliates, where applicable) and/or the Service Company. As used herein, "cost of goods sold" represents materials that are resold to the ultimate consumer.

   IV. A description of each Function's activities, which may be modified from time to time by the Service Company, is set forth below. As described in paragraph II, number 1 of this Appendix A, where identifiable, costs will be directly assigned to the Client Companies or to other Functions of the Service Company. For costs accumulated in activities, projects, programs, or work orders which are for services of a general nature or for services performed specifically for two or more (but not all) Client Companies or Functions which cannot be directly assigned, as described in paragraph II, numbers 2 and 3 of this Appendix A, the method or methods of allocation will be based upon the applicable allocation ratios (modified as described in paragraph II, number 2, if applicable) set forth below in brackets "[Allocator]" for each Function.

        1.   Information Systems

             Provides communications and electronic data processing services such as:

             (1) Development and support of mainframe computer software applications. [Number of Central Processing Unit Seconds Ratio, #10]

             (2) Procurement and support of personal computers and related network and software applications. [Number of Employees Ratio, #4]

             (3) Operation of data center. [Number of Central Processing Unit Seconds Ratio, #10]

             (4) Installation and operation of communications systems. [Number of Employees Ratio, #4]

        2.   Meters

             Procures and maintains meters.  [Number of Meters Ratio, #7]

        3.   Transportation

             Procures and maintains transportation vehicles and equipment. [Number of Employees Ratio, #4]

        4.   Electric System Maintenance

             Coordinates maintenance of electric transmission and distribution systems.

             1. Transmission systems. [Circuit Miles of Electric Transmission Lines Ratio, #9]

             2. Distribution systems. [Circuit Miles of Electric Distribution Lines Ratio, #6]

        5.   Marketing and Customer Relations

             Advises the Client Companies on relations with domestic utility customers. The activities of the Function include:

             (1) Design and administration of sales and demand-side management programs. [Electric Peak Load Ratio, #2, or MCF Peak Load Ratio, #16, or Steam Peak Load Ratio, #19, or Water Peak Load Ratio, #21, or Units Sold or Transported Ratio, #1]

             (2) Customer billing and payment processing. [Number of Bills Ratio, #22]

             (3)  Operation of call center.  [Number of Customers Ratio, #3]

             (4) Customer Market Research and Product Development and Testing. [Number of Customers Ratio, #3]

        6.   Electric Transmission and Distribution Engineering and
             Construction.

             Designs and monitors construction of electric transmission and distribution lines and substations. Prepares costs and schedule estimates, visits construction sites to ensure that construction activities coincide with plans, and administers construction contracts. [Construction Expenditures Ratio, #5]

        7.   Power Engineering and Construction

             Prepares specifications and administers contracts for construction of new electric generating units. Prepares costs and schedule estimates and visits construction sites to ensure that construction activities coincide with plans. [Construction Expenditures Ratio, #5]

        8.   Human Resources

             Establishes and administers policies and supervises compliance with legal requirements in the areas of employment, compensation, benefits and employee health and safety. Processes payroll and employee benefit payments. Supervises contract negotiations and relations with labor unions. [Number of Employees Ratio, #4]

        9.   Materials Management

             Provides services in connection with the procurement of materials and contract services and management of material and supplies inventories. [Material, Supplies and Services Ratio, #12]

        10.  Facilities

             Operates and maintains office and service buildings. Provides security and housekeeping services for such buildings and procures office furniture and equipment. [Gross Plant Ratio, #11]

        11.  Accounting

             Maintains corporate books and records, prepares financial and statistical reports, processes payments to vendors, prepares tax filings and supervises compliance with tax laws and regulations. [General Ratio, #23]

        12.  Power Planning

             Coordinates the planning and operation of Client Companies' electric power systems. The activities of the Function include:

             (1) System Planning - planning of additions to Client Companies' electric generation, transmission and distribution systems. [Electric Peak Load Ratio, #2]

             (2) System Control Center - coordination of the operation of Client Companies' electric generating units and transmission systems. [Units Sold or Transported Ratio, #1]

             (3) Distribution Control Centers - coordination of Client Companies' electric distribution systems. [Units Sold or Transported Ratio, #1]

        13.  Public Affairs

             Prepares and disseminates information to employees, customers, government officials, communities and the media. Provides graphics, reproduction lithography, photography and video services. [General Ratio, #23]

        14.  Legal

             Renders services relating to labor and employment law, litigation, contracts, rates and regulatory affairs, environmental matters, financing, financial reporting, real estate and other legal matters. [General Ratio, #23]

        15.  Rates

             Determines the Client Companies' revenue requirements and rates to electric and gas customers. Administers interconnection and joint ownership agreements. Researches and forecasts customers' usage. [Number of Customers Ratio, #3]

        16.  Finance

             Renders services to Client Companies with respect to investments, financing, cash management, risk management, claims and fire prevention. Prepares reports to the SEC, budgets, financial forecast and economic analyses. [General Ratio, #23]

        17.  Land and Right of Way

             Purchases, surveys, records, and sells real estate interests for Client Companies. [Gross Plant Ratio, #11]

        18.  Internal Auditing

             Reviews internal controls and procedures to ensure that assets are safeguarded and that transactions are properly authorized and recorded. [General Ratio, #23]

        19.  Environmental Affairs

             Establishes policies and procedures for compliance with environmental laws and regulations. Studies emerging environmental issues, monitors compliance with environmental requirements and provides training to the Client Companies' personnel. [Units Sold or Transported Ratio, #1]

        20.  Fuels

             Procures coal, gas and oil for the Client Companies. Ensures compliance with price and quality provisions of fuel contracts and arranges for transportation of the fuel to the generating stations. [Tons of Coal Burned Ratio, #13; or Gallons of Oil Burned Ratio, #14; or Dekatherms of Gas Ratio, #15; or MCF Peak Load Ratio, #16]

        21.  Investor Relations

             Provides communications to investors and the financial community, performs transfer agent and shareholder record keeping functions, administers stock plans and performs stock-related regulatory reporting. [Total Assets Ratio, #8]

        22.  Planning

             Facilitates preparation of strategic and operating plans, monitors trends and evaluates business opportunities. [General Ratio, #23]

        23.  Executive

             Provides general administrative and executive management services. [General Ratio, #23]

        24.  Gas System Maintenance

             Coordinates maintenance of Client Companies' gas transmission and distribution systems. [Feet of Gas Lines Ratio, #17]

        25.  Gas Transmission and Distribution Engineering and Construction

             Designs and monitors construction of gas transmission and distribution plant. Prepares costs and schedule estimates, visits construction sites to ensure that construction activities coincide with plans, and administers construction contracts. [Construction Expenditures Ratio, #5]

        26.  Gas Acquisition and Dispatch

             Coordinates the planning and operation of Client Companies' gas systems. The activities of the Function include:

             (1) System Planning - planning of additions to Client Companies, gas production, transmission, and distribution systems. [Units Sold or Transported Ratio, #1; or MCF Peak Load Ratio, #16; or Dekatherms of Gas Ratio, #15]

             (2) Distribution Control Centers - coordination of Client Companies, gas distribution systems. [Units Sold or Transported Ratio, #1; or MCF Peak Load Ratio, #16]

        27.  Gas Production Engineering & Construction

             Prepares specifications and administers contracts for construction of new gas production and/or storage units. Prepares specifications and administers contracts for improvements to existing units. Prepares costs and schedule estimates and visits construction sites to ensure that construction activities coincide with plans. [Construction Expenditures Ratio, #5]

        28.  Steam System Maintenance

             Coordinates maintenance of Client Companies' steam distribution systems. [Feet of Steam Distribution Lines Ratio, #18]

        29.  Steam Distribution Engineering & Construction

             Designs and monitors construction of steam distribution systems. Prepares costs and schedule estimates, visits construction sites to ensure that construction activities coincide with plans, and administers construction contracts. [Construction Expenditures Ratio, #5]

        30.  Steam Supply Engineering & Construction

             Prepares specifications and administers contracts for construction of new steam supply units or improvements to existing steam supply units. Prepares costs and schedule estimates and visits construction sites to ensure that construction activities coincide with plans. [Construction Expenditures Ratio, #5; or Steam Peak Load Ratio, #19]

        31.  Steam Planning

             Coordinates the planning and operation of Client Companies' steam systems. The activities of the Function include:

             (1) System Planning - planning of additions to Client Companies' steam supply units and distribution systems. [Units Sold or Transported Ratio, #1; or Steam Peak Load Ratio, #19]

             (2) Distribution Control Centers - coordination of Client Companies' steam distribution systems. [Units Sold or Transported Ratio, #1; or Steam Peak Load Ratio, #19]

        32.  Water System Maintenance

             Coordinates maintenance of Client Companies' water distribution systems. [Feet of Water Distribution Lines Ratio, #20]

        33.  Water Distribution Engineering & Construction

             Designs and monitors construction of water distribution systems. Prepares costs and schedule estimates, visits construction sites to ensure that construction activities coincide with plans, and administers construction contracts. [Construction Expenditures Ratio, #5]

        34.  Water Supply Engineering & Construction

             Prepares specifications and administers contracts for construction of new water supply units or improvements to existing water supply units. Prepares costs and schedule estimates and visits construction sites to ensure that construction activities coincide with plans. [Construction Expenditures Ratio, #5]

        35.  Water Planning

             Coordinates the planning and operation of Client Companies' water systems. The activities of the Function include:

             (1) System Planning - planning of additions to Client Companies' water supply units and distribution systems. [Units Sold or Transported Ratio, #1; or Water Peak Load Ratio, #21]

             (2) Distribution Control Centers - coordination of Client Companies' water distribution systems. [Units Sold or Transported Ratio, #1; or Water Peak Load Ratio, #21]